UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22003

Nuveen Core Equity Alpha Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

31 December 2018

Nuveen

Closed-End Funds

JCE	Nuveen Core Equity Alpha Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, (i) by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on “Communication Preferences.” Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

Chairman’s Letter to Shareholders

Dear Shareholders,

The global economy seemed to reach a turning point in 2018. Growth was peaking in the U.S. and slowing elsewhere. Deregulation and tax law changes, which lowered corporate and individual tax rates and encouraged companies to repatriate overseas profits, helped boost U.S. economic growth and amplify corporate earnings during 2018. Meanwhile, a weakening housing market and a flattening yield curve in the U.S. and disappointing economic growth across Europe, China and Japan signaled caution. As the year developed, future corporate profit growth was looking less certain than at the start of the year. Adding to the uncertainty were the removal of U.S. central bank monetary stimulus, rising interest rates, a stronger U.S. dollar, trade negotiations and unpredictable politics, including Brexit and a prolonged U.S. government shutdown. Bearish sentiment intensified at the end of 2018, pressuring stocks, corporate bonds and commodities alike.

Although downside risks have been rising, the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late-cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.

We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Terence J. Toth

Chairman of the Board

February 22, 2019

Portfolio Managers’ Comments

Nuveen Core Equity Alpha Fund (JCE)

The equity portion of the Fund is managed by Intech Investment Management LLC (Intech), an independently managed subsidiary of Janus Henderson Group plc. The portfolio management team is led by Dr. Adrian Banner, CEO/CIO, Joseph W. Runnels, CFA, Vassilios Papathanakos, PhD. Effective 2/28/19 (subsequent to the close of the reporting period), Joseph W. Runnels, CFA, will no longer be a portfolio manager on the Fund.

The Fund also employs a call option strategy managed by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Keith B. Hembre, CFA, David A. Friar and Jody I. Hrazanek oversee this program. Effective 8/31/18, Keith Hembre is no longer a portfolio manager on the Fund. David Friar and Jody Hrazanek continue to serve as portfolio managers of the Fund.

Here the Intech team members, along with the NAM team, discuss economic and financial markets, their management strategies and the performance of the Fund for the twelve-month reporting period ended December 31, 2018.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2018?

The U.S. economy accelerated in this reporting period, with gross domestic product (GDP) growth reaching 4.2% (annualized) in the second quarter of 2018, the fastest pace since 2014, then receding to a still relatively robust 3.4% annualized rate in the third quarter of 2018, according to the Bureau of Economic Analysis “third” estimate. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. The boost in economic activity during the second quarter of 2018 was attributed to robust spending by consumers, businesses and the government, as well as a temporary increase in exports, as farmers rushed soybean shipments ahead of China’s retaliatory tariffs. While consumer and government spending continued to drive economic growth in the third quarter, the export contribution declined as expected and both business spending and housing investment weakened. The government’s fourth quarter 2018 GDP growth estimate was not yet available due to the partial government shutdown from late December 2018 to late January 2019.

Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.9% in December 2018 from 4.1% in December 2017 and job gains averaged around 219,000 per month for the past twelve months. The jobs market has continued to tighten, while average hourly earnings grew at an annualized rate of 3.2% in December 2018. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended December 31, 2018 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics.

Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the price momentum slowed in recent months as mortgage rates began to drift higher and homes have become less affordable. The S&P

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)

CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 5.2% year-over-year in November 2018 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 4.3% and 4.7%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Federal Reserve’s (Fed) policy making committee continued to incrementally raise its main benchmark interest rate. The most recent increase, in December 2018, was the fourth rate hike in 2018 and the ninth rate hike since December 2015. Fed Chair Janet Yellen’s term expired in February 2018, and the new Chairman Jerome Powell maintained the Fed’s gradual pace of interest rate hikes. However, amid signs that economic growth might have peaked, the markets’ unease about the future pace of monetary tightening, along with other factors, drove sharp volatility in the final months of 2018. Additionally, the Fed continued reducing its balance sheet by allowing a small amount of maturing Treasury and mortgage securities to roll off each month without reinvestment.

During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China agreed to a 90-day trade truce, although the details were murky. Brexit negotiations continued to be uncertain and Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament. Elsewhere in Europe, markets remained nervous about Italy’s new euroskeptic coalition government, immigration policy and political risk in Turkey. The U.S. Treasury issued additional sanctions on Russia in April 2018 and re-imposed sanctions on Iran following the U.S. withdrawal from the 2015 nuclear agreement. Bearish crude oil supply news, along with heightened tensions between the U.S. and Saudi Arabia after the disappearance of a Saudi journalist, drove oil price volatility. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S.-North Korea summit yielded an agreement with few additional details. In the final week of the reporting period, the U.S. government began a prolonged partial shutdown due to an impasse on border security funding (which ended in late January, subsequent to the close of the reporting period, when a temporary funding measure was passed).

A highly volatile fourth quarter in 2018 drove the U.S. equity markets into negative territory for the reporting period after experiencing near record returns during the previous months. The negative return in 2018 marked the first annual decline in U.S. equity markets since 2008. In addition, U.S. equity markets experienced a significant increase in volatility in 2018. Fear of inflation, trade wars between the U.S. and China, signs of weakness in the global economy and a rise in U.S. interest rates weighed on investor sentiment throughout the reporting period. The S&P 500® returned -4.38% during the twelve-month reporting period.

How did the Fund perform during this twelve-month reporting period ended December 31, 2018?

The table in the Performance Overview and Holding Summaries section of this report provides total returns for the one-year, five-year and ten-year periods ended December 31, 2018. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the twelve-month reporting period ended December 31, 2018 the Fund underperformed the S&P 500® and Blended Index.

What key strategies were used to manage the Fund during this twelve-month reporting period ended December 31, 2018?

The investment objective of the Fund is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected from the stocks comprising the S&P 500®, using a proprietary mathematical process designed by Intech and also employs risk reduction techniques. Typically, the Fund’s equity portfolio will hold 150-450 stocks included in the S&P 500®.

The Fund also employs an option strategy that seeks to enhance the Fund’s risk-adjusted performance over time by means of attempting to reduce volatility of the Fund’s returns relative to the returns of the S&P 500®. The Fund expects to write (sell) index call options and call options on custom basket of equities with a notional value of up to 50% of the value of the equity portfolio. The goal of the Fund’s equity portfolio is to produce long-term returns in excess of the S&P 500® with an equal or lesser amount of risk.

Intech uses a purely portfolio-theoretic methodology, we do not specifically select stocks or overweight sectors in response to market conditions or expectations. Instead, we modify the Fund’s equity holdings in an attempt to construct a portfolio that is slightly more efficient than the S&P 500®, by using an optimization program that analyzes a stock’s relative volatility and its return correlation with other equities. Effectively, the investment process tends to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through regular rebalancing. Intech’s investment process doesn’t select stocks based on their potential for future performance, but combines securities based on how their stock prices move relative to the index in order to increase the potential for trading profits at time of rebalancing.

The Fund was negatively impacted by an average underweight to mega capitalization stocks within the S&P 500® during the reporting period, as capital concentration within the index increased and mega capitalization stocks outperformed the smaller capitalization stocks within the index on average. From a sector perspective, an average overweight to the industrials sector, which was among the weakest performing sectors during the reporting period, detracted from the Fund’s relative performance.

From a sector perspective, growth oriented segments like technology and consumer discretionary sectors strongly led through the first three quarters of 2018, before selling off sharply in favor of more defensive and value oriented segments in the fourth quarter 2018. While the strategy benefited from the sell-off in some larger technology oriented stocks during the fourth quarter, an average overweight to the industrials sector, which was among the weakest performing sectors during the reporting period, and adverse selection effect within the consumer discretionary sector, detracted from overall relative performance. An average underweight to Microsoft Corporation (information technology) was the biggest detractor from the portfolio’s relative performance for the reporting period.

As mentioned previously, the Fund also wrote call options with average expirations between 30 and 90 days. This was done in an effort to enhance returns, although it meant the Fund did relinquish some of the upside potential of its equity portfolio. During the reporting period, stock market volatility returned, but ended the reporting period only slightly elevated. As a result, the Fund maintained a lower overwrite percentage during most of the reporting period averaging around 25%. When the markets appreciated, the Fund was positioned to capture most of the upside potential. However, when the Fund’s option overwrite strategy was lower, especially in October and November 2018, this detracted. When equity markets sharply declined, the Fund did not receive premiums paid which contributed to the Fund’s underperformance. Overall the strategy contributed to performance during the reporting period.

The Fund continued to purchase equity index futures contracts to gain equity market exposure where the portfolio holds cash. During the reporting period, this had a negligible effect on performance.

Common Share Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2018, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. The Fund’s distribution levels may vary over time based on the Fund’s investment activities and portfolio investment value changes.

The Fund has adopted a managed distribution program. The goal of the Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•

The Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual common share returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•

Because distribution source estimates are updated throughout the current fiscal year based on the Fund’s performance, these estimates may differ from both the tax information reported to you in the Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding the Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether the Fund’s returns for the specified time periods were sufficient to meet its distributions.

Data as of December 31, 2018

	Per Share Regular Distributions							Annualized Total Return on NAV
Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
03/2007	$0.2775	$1.1096	$0.0693	$0.9500	$(0.0246)	8.75%	8.75%	(7.17)%	5.85%

[1]	Current distribution per share, annualized, divided, by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]

Each distribution represents a "managed distribution" rate. For this Fund, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income, as shown in the table immediately below.

The following table provides the Fund’s distribution sources as of December 31, 2018.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2018

Fiscal Year			Fiscal Year
Source of Distribution			Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
6.62%	93.38%	0.00%	$1.1100	$0.0735	$1.0365	$0.0000

[1]

Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

COMMON SHARE REPURCHASES

During August 2018, the Fund’s Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of December 31, 2018, and since the inception of the Fund’s repurchase program, the Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

JCE
Common Shares cumulatively repurchased and retired	449,800
Common Shares authorized for repurchase	1,600,000

During the current reporting period, the Fund did not repurchase any of its outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of December 31, 2018, and during the current reporting period, the Fund’s common share price was trading at a premium/(discount) to its common share NAV as shown in the accompanying table.

JCE
Common Share NAV	$12.68
Common Share price	$12.03
Premium/(Discount) to NAV	(5.13)%
12-month average premium/(discount) to NAV	(0.77)%

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Core Equity Alpha Fund (JCE)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/JCE.

THIS PAGE INTENTIONALLY LEFT BLANK

JCE	Nuveen Core Equity Alpha Fund Performance Overview and Holding Summaries as of December 31, 2018

Refer to Glossary of Terms Used in this Report for further definition of terms used within this section.

Average Annual Total Returns as of December 31, 2018

	Average Annual
	1-Year	5-Year	10-Year
JCE at Common Share NAV	(7.17)%	5.85%	11.80%
JCE at Common Share Price	(10.86)%	6.37%	14.12%
Blended Index	(4.54)%	6.81%	10.61%
S&P 500® Index	(4.38)%	8.49%	13.12%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.4%
Repurchase Agreements	0.7%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%

Portfolio Composition

(% of total investments)

IT Services	8.0%
Health Care Equipment & Supplies	7.5%
Equity Real Estate Investment Trusts	6.8%
Capital Markets	6.7%
Specialty Retail	6.7%
Oil, Gas & Consumable Fuels	5.7%
Health Care Providers & Services	5.3%
Software	4.0%
Aerospace & Defense	3.7%
Multiline Retail	3.6%
Insurance	3.2%
Banks	2.8%
Electric Utilities	2.6%
Pharmaceuticals	2.5%
Commercial Services & Supplies	2.4%
Road & Rail	2.3%
Textiles, Apparel & Luxury Goods	1.8%
Entertainment	1.8%
Food Products	1.7%
Electronic Equipment, Instruments & Components	1.6%
Chemicals	1.6%
Others	17.0%
Repurchase Agreements	0.7%
Total	100%

Top Five Issuers

(% of total investments)

Intuitive Surgical Inc.	2.9%
Boeing Company	2.7%
CME Group Inc.	2.0%
MasterCard Inc.	1.8%
Progressive Corporation	1.6%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Core Equity Alpha Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Core Equity Alpha Fund (hereafter collectively referred to as the “Fund”) as of December 31, 2018, the related statement of operations for the year ended December 31, 2018, the statement of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2018 and the financial highlights for each of the five years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations ofthe Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 28, 2019

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

JCE	Nuveen Core Equity Alpha Fund Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.4%

	COMMON STOCKS – 99.4%

	Aerospace & Defense – 3.7%

16,900	Boeing Company	$5,450,250
10,800	Textron Inc.	496,692
4,555	TransDigm Group Inc., (2)	1,548,973
	Total Aerospace & Defense	7,495,915

	Air Freight & Logistics – 0.7%

15,000	CH Robinson Worldwide Inc.	1,261,350
1,200	Expeditors International of Washington Inc.	81,708
	Total Air Freight & Logistics	1,343,058

	Airlines – 0.4%

10,900	United Continental Holdings Inc.	912,657

	Banks – 2.8%

21,300	Comerica Inc.	1,463,097
3,000	Fifth Third Bancorp	70,590
55,500	Huntington Bancshares Inc., (3)	661,560
3,906	KeyCorp	57,731
148,900	Regions Financial Corp, (3)	1,992,282
17,800	SunTrust Banks Inc.	897,832
2,300	SVB Financial Group (2)	436,816
1,000	Zions Bancorporation	40,740
	Total Banks	5,620,648

	Beverages – 0.1%

1,145	Constellation Brands Inc.	184,139

	Biotechnology – 0.1%

500	Regeneron Pharmaceuticals Inc., (2)	186,750

	Capital Markets – 6.7%

21,300	CME Group Inc.	4,006,956
11,300	E*TRADE Financial Corporation	495,844
15,300	Moody’s Corporation	2,142,612
5,000	MSCI Inc.	737,150
16,300	Nasdaq Inc.	1,329,591
15,200	S&P Global Inc.	2,583,088
25,500	T Rowe Price Group Inc.	2,354,160
	Total Capital Markets	13,649,401

	Chemicals – 1.5%

31,400	CF Industries Holdings Inc.	1,366,214
16,900	Mosaic Company	493,649
3,305	Sherwin-Williams Company	1,300,385
	Total Chemicals	3,160,248

	Commercial Services & Supplies – 2.5%

4,400	Cintas Corp	739,156
31,800	Copart Inc., (2)	1,519,404
5,100	Iron Mountain Inc.	165,291
25,900	Republic Services Inc.	1,867,131
20,700	Rollins Inc.	747,270
	Total Commercial Services & Supplies	5,038,252

	Communications Equipment – 1.1%

5,500	F5 Networks Inc., (2)	891,165
15,100	Juniper Networks Inc.	406,341

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Communications Equipment (continued)

8,800	Motorola Solutions Inc.	$1,012,352
	Total Communications Equipment	2,309,858

	Construction & Engineering – 0.4%

13,800	Fluor Corp	444,360
6,500	Jacobs Engineering Group Inc.	379,990
	Total Construction & Engineering	824,350

	Consumer Finance – 0.4%

14,700	Discover Financial Services	867,006

	Containers & Packaging – 0.2%

10,200	Ball Corporation	468,996

	Distributors – 0.2%

3,480	Genuine Parts Company	334,150

	Diversified Telecommunication Services – 0.7%

65,100	CenturyLink Inc., (3)	986,265
6,200	Occidental Petroleum Corporation	380,556
	Total Diversified Telecommunication Services	1,366,821

	Electric Utilities – 2.6%

1,900	Edison International	107,863
1,900	Entergy Corporation	163,533
9,800	Evergy Inc.	556,346
800	Eversource Energy	52,032
21,300	Exelon Corporation	960,630
9,700	FirstEnergy Corporation	364,235
18,151	NextEra Energy Inc.	3,155,007
	Total Electric Utilities	5,359,646

	Electrical Equipment – 0.6%

18,400	AMETEK Inc.	1,245,680

	Electronic Equipment, Instruments & Components – 1.5%

34,800	Amphenol Corporation	2,819,496
5,100	Corning Inc.	154,071
4,500	FLIR Systems Inc.	195,930
	Total Electronic Equipment, Instruments & Components	3,169,497

	Energy Equipment & Services – 0.9%

14,400	Baker Hughes a GE Company	309,600
55,400	National Oilwell Varco Inc., (3)	1,423,780
	Total Energy Equipment & Services	1,733,380

	Entertainment – 1.8%

9,800	Netflix Inc.	2,623,068
1,000	Take-Two Interactive Software Inc., (2)	102,940
5,100	Twenty-First Century Fox Inc., Class A	245,412
14,400	Twenty-First Century Fox Inc., Class B	688,032
	Total Entertainment	3,659,452

	Equity Real Estate Investment Trusts – 6.8%

1,065	American Tower Corporation	168,472
15,100	Apartment Investment & Management Company	662,588
5,115	AvalonBay Communities Inc.	890,266
4,145	Crown Castle International Corporation	450,271
16,865	Digital Realty Trust Inc.	1,796,966
10,600	Duke Realty Corporation	274,540
10,300	Equity Residential	679,903
8,352	Extra Space Storage Inc.	755,689

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

1,500	Federal Realty Investment Trust	$177,060
12,900	HCP Inc.	360,297
11,200	Host Hotels & Resorts Inc.	186,704
50,400	Kimco Realty Corporation, (3)	738,360
6,700	Mid-America Apartment Communities Inc.	641,190
37,500	Prologis Inc., (3)	2,202,000
5,600	Realty Income Corporation	353,024
14,300	Regency Centers Corporation	839,124
2,800	Simon Property Group Inc.	470,372
10,200	UDR Inc.	404,124
25,100	Welltower Inc.	1,742,191
	Total Equity Real Estate Investment Trusts	13,793,141

	Food & Staples Retailing – 1.1%

5,900	Costco Wholesale Corp	1,201,889
14,700	Kroger Co.	404,250
8,900	Sysco Corporation	557,674
	Total Food & Staples Retailing	2,163,813

	Food Products – 1.7%

31,700	Archer-Daniels-Midland Company	1,298,749
18,900	Hormel Foods Corporation	806,652
17,200	Kellogg Company	980,572
2,500	McCormick & Co Inc.	348,100
	Total Food Products	3,434,073

	Health Care Equipment & Supplies – 7.5%

10,000	Abbott Laboratories	723,300
3,300	ABIOMED Inc., (2)	1,072,632
9,700	Align Technology Inc., (2)	2,031,471
34,300	Baxter International Inc.	2,257,626
4,870	Becton Dickinson and Company	1,097,308
6,600	Boston Scientific Corporation (2)	233,244
1,330	Cooper Cos Incorporated	338,485
2,380	Edwards Lifesciences Corporation (2)	364,545
4,600	IDEXX Laboratories Inc., (2)	855,692
12,200	Intuitive Surgical Inc.	5,842,824
4,600	ResMed Inc.	523,802
	Total Health Care Equipment & Supplies	15,340,929

	Health Care Providers & Services – 5.3%

5,370	Anthem Inc.	1,410,323
18,225	Centene Corporation, (2)	2,101,342
2,503	Cigna Corporation	475,377
1,116	CVS Health Corporation	73,120
18,200	HCA Inc.	2,264,989
13,200	Henry Schein Inc., (2)	1,036,464
5,750	Humana Inc.	1,647,260
7,875	WellCare Health Plans Inc., (2)	1,859,209
	Total Health Care Providers & Services	10,868,084

	Hotels, Restaurants & Leisure – 0.6%

152	Chipotle Mexican Grill Inc., (2)	65,632
5,910	Darden Restaurants Inc.	590,173
6,055	Marriott International Inc., Class A	657,331
	Total Hotels, Restaurants & Leisure	1,313,136

	Household Durables – 0.0%

800	Garmin Ltd	50,656

	Household Products – 0.7%

8,300	Church & Dwight Co Inc.	545,808
5,055	Clorox Co/The	779,178
	Total Household Products	1,324,986

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.1%

36,100	AES Corporation	$522,006
42,400	NRG Energy Inc., (3)	1,679,040
	Total Independent Power & Renewable Electricity Producers	2,201,046

	Insurance – 3.2%

14,600	Aflac Inc.	665,176
17,800	Allstate Corporation	1,470,814
3,000	Arthur J Gallagher & Company	221,100
6,700	Assurant Inc.	599,248
1,900	Cincinnati Financial Corporation	147,098
55,200	Progressive Corporation, (3)	3,330,216
	Total Insurance	6,433,652

	Interactive Media & Services – 0.1%

4,100	TripAdvisor Inc., (2)	221,154

	IT Services – 8.1%

5,100	Accenture PLC	719,151
5,275	Alliance Data Systems Corporation	791,672
17,905	Automatic Data Processing Inc.	2,347,704
3,310	Broadridge Financial Solutions Inc.	318,588
6,500	Fiserv Inc., (2)	477,685
7,000	Gartner Inc., (2)	894,880
19,000	MasterCard Inc.	3,584,350
15,000	Paychex Inc.	977,250
29,400	PayPal Holdings Inc., (2), (3)	2,472,246
20,200	Total System Services Inc.	1,642,058
13,200	VeriSign Inc.	1,957,428
1,575	Visa Inc.	207,805
	Total IT Services	16,390,817

	Life Sciences Tools & Services – 1.3%

6,315	Illumina Inc., (2)	1,894,058
4,505	IQVIA Holdings Inc., (2)	523,346
2,700	PerkinElmer Inc.	212,085
	Total Life Sciences Tools & Services	2,629,489

	Machinery – 0.5%

20,000	Flowserve Corp	760,400
2,400	Ingersoll-Rand PLC	218,952
580	Snap-on Inc.	84,268
	Total Machinery	1,063,620

	Media – 0.3%

8,800	Discovery Inc., (2)	217,712
17,700	Discovery Inc., (2)	408,516
	Total Media	626,228

	Multiline Retail – 3.6%

10,300	Dollar General Corporation	1,113,224
25,700	Dollar Tree Inc.	2,321,224
14,600	Kohl’s Corp	968,564
20,600	Macy’s Inc.	613,468
14,500	Nordstrom Inc.	675,845
25,100	Target Corporation	1,658,859
	Total Multiline Retail	7,351,184

	Multi-Utilities – 1.3%

20,600	Ameren Corporation	1,343,738
13,600	CMS Energy Corporation	675,240
9,500	NiSource Inc.	240,825
6,400	Public Service Enterprise Group Inc.	333,120

Shares	Description (1)	Value

	Multi-Utilities (continued)

1,500	WEC Energy Group Inc.	$103,890
	Total Multi-Utilities	2,696,813

	Oil, Gas & Consumable Fuels – 5.6%

16,900	Anadarko Petroleum Corporation	740,896
9,115	Apache Corporation	239,269
33,600	ConocoPhillips	2,094,960
17,500	Devon Energy Corporation	394,450
17,600	Hess Corporation	712,800
12,300	HollyFrontier Corporation	628,776
53,900	Kinder Morgan Inc., (3)	828,982
28,600	Marathon Oil Corporation	410,124
17,965	Marathon Petroleum Corporation	1,060,115
32,600	ONEOK Inc., (3)	1,758,770
5,600	Phillips 66	482,440
24,000	Valero Energy Corporation	1,799,280
6,900	Williams Cos Inc.	152,145
	Total Oil, Gas & Consumable Fuels	11,303,007

	Personal Products – 0.7%

11,435	Estee Lauder Cos Inc.	1,487,693

	Pharmaceuticals – 2.5%

3,425	Allergan PLC	457,785
19,100	Eli Lilly & Company	2,210,252
29,000	Zoetis Inc.	2,480,660
	Total Pharmaceuticals	5,148,697

	Professional Services – 0.9%

1,200	Equifax Inc.	111,756
5,800	IHS Markit Ltd, (2)	278,226
13,600	Robert Half International Inc.	777,920
5,600	Verisk Analytics Inc., (2)	610,624
	Total Professional Services	1,778,526

	Real Estate Management & Development – 0.3%

14,200	CBRE Group Inc., (2)	568,568

	Road & Rail – 2.3%

43,653	CSX Corporation	2,712,161
10,250	Norfolk Southern Corporation	1,532,785
2,575	Union Pacific Corporation	355,942
	Total Road & Rail	4,600,888

	Semiconductors & Semiconductor Equipment – 0.8%

61,650	Advanced Micro Devices Inc., (2), (3)	1,138,059
3,200	NVIDIA Corporation	427,200
	Total Semiconductors & Semiconductor Equipment	1,565,259

	Software – 4.0%

3,900	Adobe Inc.	882,336
6,300	Citrix Systems Inc.	645,498
13,300	Fortinet Inc., (2)	936,719
6,700	Intuit Inc.	1,318,895
4,631	Microsoft Corporation	470,371
8,210	Red Hat Inc., (2)	1,442,004
17,600	salesforce.com Inc.	2,410,672
	Total Software	8,106,495

	Specialty Retail – 6.7%

10,980	Advance Auto Parts Inc.	1,728,911
2,600	AutoZone Inc., (2)	2,179,684
9,500	Best Buy Company Inc.	503,120

JCE	Nuveen Core Equity Alpha Fund (continued)
Portfolio of Investments December 31, 2018

Shares	Description (1)			Value

	Specialty Retail (continued)

1,700	CarMax Inc.			$106,641
11,000	Hanesbrands Inc.			137,830
900	Home Depot Inc.			154,638
2,200	Lowe’s Cos Inc.			203,192
8,820	O’Reilly Automotive Inc., (2)			3,036,991
18,155	Ross Stores Inc.			1,510,496
49,055	TJX Cos Inc.			2,194,721
19,000	Tractor Supply Company			1,585,360
1,500	Ulta Beauty Inc., (2)			367,260
	Total Specialty Retail			13,708,844

	Technology Hardware, Storage & Peripherals – 0.8%

1,608	Apple Inc.			253,646
21,900	NetApp Inc.			1,306,773
	Total Technology Hardware, Storage & Peripherals			1,560,419

	Textiles, Apparel & Luxury Goods – 1.8%

13,600	Michael Kors Holdings Ltd, (2)			515,712
5,000	NIKE Inc.			370,700
4,400	Ralph Lauren Corporation			455,224
9,400	Under Armor Inc., (2)			166,098
19,900	Under Armor Inc., (2)			321,783
25,300	VF Corporation			1,804,902
	Total Textiles, Apparel & Luxury Goods			3,634,419

	Trading Companies & Distributors – 0.9%

7,400	Fastenal Company			386,946
5,000	WW Grainger Inc.			1,411,800
	Total Trading Companies & Distributors			1,798,746

	Water Utilities – 0.0%

600	American Water Works Company Inc.			54,462
	Total Long-Term Investments (cost $202,525,030)			202,148,748

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.7%

	REPURCAHSE AGREEMENTS – 0.7%

$1,410	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/18, repurchase price $1,410,177, collateralized by $1,355,000 U.S. Treasury Bonds, 3.375%, due 5/15/44, value $1,443,132	1.200%	1/02/19	$1,410,083
	Total Short-Term Investments (cost $1,410,083)			1,410,083
	Total Investments (cost $203,935,113) – 100.1%			203,558,831
	Other Assets Less Liabilities – (0.1)% (4)			(237,113)
	Net Assets Applicable to Common Shares – 100%			$203,321,718

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
RUSSELL 2000® Index	Call	(50)	$(7,750,000)	1,550	1/18/19	$(875)
RUSSELL 2000® Index	Call	(75)	(11,250,000)	1,500	1/18/19	(4,313)
RUSSELL 2000® Index	Call	(225)	(31,500,000)	1,400	1/18/19	(275,625)
Total Options Written (premiums received $262,057)		(350)	$(50,500,000)			$(280,813)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)

Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

December 31, 2018

Assets
Long-term investments, at value (cost $202,525,030)	$202,148,748
Short-term investments, at value (cost approximates value)	1,410,083
Cash	1,273
Receivables for:
Dividends	220,736
Investments sold	38,903
Other assets	32,324
Total assets	203,852,067
Liabilities
Options written, at value (premiums received $262,057)	280,813
Accrued expenses:
Management fees	163,317
Trustees fees	32,441
Other	53,778
Total liabilities	530,349
Net assets applicable to common shares	$203,321,718
Common shares outstanding	16,028,573
Net asset value (“NAV”) per common share outstanding	$12.68
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$160,286
Paid-in-surplus	197,597,415
Total distributable earnings	5,564,017
Net assets applicable to common shares	$203,321,718
Authorized common shares	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended December 31, 2018

Investment income
Dividends	$3,436,771
Interest	65,786
Total investment income	3,502,557
Expenses
Management fees	2,152,162
Custodian fees	65,545
Trustees fees	6,620
Professional fees	47,167
Shareholder reporting expenses	47,916
Shareholder servicing agent fees	275
Stock exchange listing fees	6,771
Investor relations expenses	11,493
Other	54,553
Total expenses	2,392,502
Net investment income (loss)	1,110,055
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	13,442,959
Futures contracts	31,255
Options written	1,752,574
Change in net unrealized appreciation (depreciation) of:
Investments	(31,601,847)
Futures contracts	(44,113)
Options written	(162,987)
Net realized and unrealized gain (loss)	(16,582,159)
Net increase (decrease) in net assets applicable to common shares from operations	$(15,472,104)

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 12/31/18	Year Ended 12/31/17(1)
Operations
Net investment income (loss)	$1,110,055	$2,925,997
Net realized gain (loss) from:
Investments	13,442,959	45,992,258
Futures contracts	31,255	842,312
Options written	1,752,574	(695,240)
Change in net unrealized appreciation (depreciation) of:
Investments	(31,601,847)	(330,377)
Futures contracts	(44,113)	108,100
Options written	(162,987)	(438,796)
Net increase (decrease) in net assets applicable to common shares from operations	(15,472,104)	48,404,254
Distributions to Common Shareholders(2)
Dividends(3)	(17,785,983)	(40,530,060)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,785,983)	(40,530,060)
Capital Share Transactions
Net proceeds from common shares issued to shareholders due to reinvestment of distributions	105,172	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	105,172	—
Net increase (decrease) in net assets applicable to common shares	(33,152,915)	7,874,194
Net assets applicable to common shares at the beginning of period	236,474,633	228,600,439
Net assets applicable to common shares at the end of period	$203,321,718	$236,474,633
(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)

The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.

(3)	For the fiscal year ended December 31, 2017, the Fund’s distributions to common shareholders were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders				Common Share
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price
Year Ended 12/31:
2018	$14.76	$0.07	$(1.04)	$(0.97)	$(0.07)	$(1.04)	$—	$(1.11)	$12.68	$12.03
2017	14.27	0.18	2.84	3.02	(0.17)	(2.36)	—	(2.53)	14.76	14.60
2016	14.93	0.13	0.35	0.48	(0.13)	(0.44)	(0.57)	(1.14)	14.27	13.08
2015	17.49	0.09	0.10	0.19	(0.10)	(2.65)	—	(2.75)	14.93	14.27
2014	17.91	0.16	1.93	2.09	(0.16)	(2.35)	—	(2.51)	17.49	17.47

		Common Share Supplemental Data/ Ratio Applicable to Common Shares
Common Shares Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

(7.17)%	(10.86)%	$203,322	1.01%	0.47%	121%
21.72	31.85	236,475	1.02	1.18	159
3.25	(0.41)	228,600	1.03	0.87	110
1.64	(1.70)	239,280	1.03	0.54	93
12.08	18.31	280,261	1.03	0.87	111

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)

Total Return Based on Common Share NAV is the combination of changes in NAV, reinvested dividend income at Common Share NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)

Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Core Equity Alpha Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund’s common shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JCE.” The Fund was organized as a Massachusetts business trust on January 9, 2007.

The end of the reporting period for the Fund is December 31, 2018, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2018 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services and if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Intech Investment Management LLC (“Intech”), an independently managed indirect subsidiary of Janus Henderson Group plc., and Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Intech manages the Fund’s investment portfolio, while NAM manages the Fund’s investments in option contracts.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to provide an attractive level of total return, primarily through long-term capital appreciation and secondarily through income and gains. The Fund invests in a portfolio of common stocks selected by employing a proprietary mathematical process designed by Intech that seeks to provide, over time, risk-adjusted excess returns (“alpha”) above the S&P 500® Index (the “Index”) with an equal or lesser amount of relative investment risk. Under normal market circumstances, the Equity Portfolio will consist of a diversified portfolio of approximately 150 to 450 common stocks. The Fund will also employ an option strategy that seeks to enhance the Fund’s risk-adjusted returns through a meaningful reduction in the volatility of the Fund’s returns relative to the returns of the Index over extended periods of time, the Fund writes (sells) index call options and call options on custom baskets of securities (the “Option Strategy”). NAM is responsible for managing the Fund’s Option Strategy. Under normal market circumstances, the notional value of the call options written by the Fund may be up to 50% of the value of the Fund’s managed assets. In applying the Option Strategy, NAM is responsible for determining the notional value, timing, type and terms of the options strategies used by the Fund. NAM actively manages the Fund’s options positions. In NAM’s discretion, the Fund may purchase back call options or allow them to expire. To determine the options strategies used, NAM considers market factors, such as current market levels and volatility, and option specific factors, including but not limited to premium/cost, exercise price and expiration. NAM typically seeks to invest in call options that, based on the current market conditions and market expectations, provide an opportunity to deliver enhanced risk-adjusted returns. This will often lead to a portfolio that has exposure to multiple strike prices and expiration dates in any investment period. Due to U.S. federal income tax considerations, the Fund intends to limit the overlap between the stocks held in the Equity Portfolio and the stocks underlying the Fund’s call options to less than 70% (generally based on the value of such components) on an ongoing basis.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund did not have any when issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Interest income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Fund makes quarterly cash distributions to common shareholders of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Trustees (the “Board”), the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed the Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If the Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by the Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE, and are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price, and are generally classified as

Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$202,148,748	$—	$—	$202,148,748

Short-Term Investments:
Repurchase Agreements	—	1,410,083	—	1,410,083

Investments in Derivatives:
Options Written	(280,813)	—	—	(280,813)
Total	$201,867,935	$1,410,083	$—	$203,278,018
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$1,410,083	$(1,410,083)	$—
*

As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers for investments in futures contracts” on the Statement of Assets and Liabilities. Investments in futures contracts obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation

Notes to Financial Statements (continued)

(depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, the Fund purchased equity index futures contracts to gain equity market exposure where the portfolio holds cash.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Average notional amount of futures contracts outstanding*	$4,160,741
*

The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the current fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Equity price	Futures contracts	$31,255	$(44,113)

Options Transactions

When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options written” on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options written” on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument or index underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, the Fund continued to write call options on stock indexes, while investing in a portfolio of equities, to enhance returns while foregoing some upside potential of its equity portfolio.

The average notional amount of outstanding options written during the current fiscal period was as follows:

Average notional amount of outstanding options written*	$70,347,500
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options written by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
Equity price	Options written	—	$—	Options written, at value	$(280,813)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Equity price	Options written	$1,752,574	$(162,987)

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Common Share Equity Shelf Programs

During the current fiscal period, the Fund filed an initial registration statement with the Securities Exchange Commission (“SEC”) to issue additional common shares through a Shelf Offering, which is not yet effective.

Common Shares Transactions

Transactions in common shares during the Fund’s current and prior fiscal period were as follows:

	Year Ended 12/31/2018	Year Ended 12/31/2017
Common shares issued to shareholders due to reinvestment of distributions	6,887	—

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current fiscal period aggregated $287,442,356 and $319,170,873, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on futures contracts and certain options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The tables below present the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2018.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

Notes to Financial Statements (continued)

Tax cost of investments	$203,966,086
Gross unrealized:
Appreciation	$15,658,445
Depreciation	(16,065,700)
Net unrealized appreciation (depreciation) of investments	$(407,255)

Tax cost of options written	$(280,813)
Net unrealized appreciation (depreciation) of options written	—

Permanent differences, primarily due to real estate investment trust adjustments, resulted in reclassifications among the Fund’s components of common shares net assets as of December 31, 2018, the Fund’s tax year end.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2018, the Fund’s tax year end, were as follows:
Undistributed net ordinary income	$—
Undistributed net long-term capital gains	6,002,179

The tax character of distributions paid during the Fund’s tax years ended December 31, 2018 and December 31, 2017, was designated for purposes of the dividends paid deduction as follows:
2018
Distributions from net ordinary income[1]	$1,178,049
Distributions from net long-term capital gains[2]	16,607,934

2017
Distributions from net ordinary income[1]	$17,239,899
Distributions from net long-term capital gains	23,290,161
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Fund designates as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2018.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.7500%
For the next $500 million	0.7250
For the next $500 million	0.7000
For the next $500 million	0.6750
For managed assets over $2 billion	0.6500

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*

For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2018, the complex-level fee for the Fund was 0.1602%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

Notes to Financial Statements (continued)

9. New Accounting Pronouncements

Disclosure Update and Simplification

During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.

The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Fund’s Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within the Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.

For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets.

As of December 31, 2017, the Fund’s Statement of Changes in Net Assets reflected the following balances.

Distributions to Common Shareholders
From net investment income	$(2,787,954)
From accumulated net realized gains	(37,742,106)
Decrease in net assets applicable to common shares from distributions to common shareholders	(40,530,060)
UNII at the end of period	$(25,993)

Fair Value Measurement: Disclosure Framework

During August 2018, the FASB issued Accounting Standards Update (“ASU”) 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Fund’s financial statements.

10. Subsequent Events

Common Share Equity Shelf Program

As previously noted in Note 4 – Fund Shares, the Fund filed a registration statement with the SEC authorizing the Fund to issue an additional 1,600,000 common shares through a Shelf Offering, which became effective during February 2019.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	William J. Schneider**
Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2018.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

JCE
% DRD	100.0%
% QDI	100.0%

Quarterly Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

JCE
Shares repurchased	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

∎

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎

Blended Index: A blend of returns consisting of 1) 50% of the S&P 500® Index and 2) 50% of the CBOE S&P 500® Buy/write Index(BXM), which is a passive total return index based on selling the near-term, at-the-money S&P 500® Index (SPX) call option against the S&P 500® Index portfolio each month, on the day the current contract expires. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎

S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers

(Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	2008 Class II		168

∎ JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		168

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		168

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2009), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions and Chief Executive Officer of Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		168

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		168

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		168

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		168

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		166

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)

President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.

1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		74

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		168

∎ NATHANIEL T. JONES			Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		168

∎ WALTER M. KELLY			Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		168

∎ DAVID J. LAMB			Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		74

∎ TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		168

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		168

∎ WILLIAM T. MEYERS			Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018		74

∎ MICHAEL A. PERRY			Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		74

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

∎ WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		168

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		168

∎ MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.
1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		168

Board Members & Officers (continued)

(Unaudited)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988		168

(1)

The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)

On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)

Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Notes

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com	EAN-F-1218D 741774-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2018	$34,335	$0	$2,752	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2017	$33,388	$0	$4,103	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2018	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2018	$2,752	$0	$0	$2,752
December 31, 2017	$4,103	$0	$0	$4,103

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Intech Investment Management LLC (“Intech”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (Intech and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in its portfolio and related duties in accordance with the Sub-Adviser’s policy and procedures. The Adviser periodically will monitor the Sub-Adviser’s voting to ensure that it is carrying out its duties. Nuveen Asset Management’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference. Intech’s proxy voting policies and procedures are summarized as follows:

Intech

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Intech in accordance with its proxy voting procedures.

Intech has engaged Institutional Shareholder Services Inc. (“ISS”), to vote all Fund proxies in accordance with ISS’ Benchmark Proxy Voting Guidelines (“ISS Recommendations”). Intech has engaged the services of the Janus Henderson Denver Operations Control Group, a division of Janus Henderson Group Plc, an indirect owner of Intech, to oversee ISS in the administration of its proxy voting. Intech has adopted procedures and controls to avoid and mitigate conflicts of interest that may arise in connection with proxy voting.

In light of such procedures and controls, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that a particular proxy vote may present a potential conflict, the matter shall be referred to Intech’s Proxy and Engagement Review Group, which is composed of Intech’s Chief Operating Officer & General Counsel, Chief Financial Officer and Chief Compliance Officer. To the extent that a conflict of interest is identified, Intech will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy and Engagement Review Group, and Intech will report the resolution of the vote to the Fund’s Proxy Voting Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged INTECH Investment Management LLC (“INTECH”) and Nuveen Asset Management, LLC (“Nuveen Asset Management”) (INTECH and Nuveen Asset Management are also collectively referred to as “Sub-Advisers”), as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser:

NUVEEN ASSET MANAGEMENT

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

David Friar, Senior Vice President (since 2014) and Portfolio Manager (since 2011) of Nuveen Asset Management, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Jody Hrazanek joined Nuveen in May 2018 from Voya Investment Management where she was head of Strategy Design and Implementation from 2005 to 2018. In this role, she was portfolio manager for a number of multi-asset strategies including target date, portable alpha and option overlay strategies. Prior to Voya, Ms. Hrazanek worked at Advent Capital Management from 2003 to 2005 as a convertible bond trader for both long-only and hedge fund portfolios. Ms. Hrazanek has been a portfolio manager of the Fund since September 1, 2018.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2018, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

	(ii) Number of Other Accounts Managed and Assets by Account Type							(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Friar	5	$1.98 billion	0	$0	8		$591 million	N/A	N/A	N/A
					1	*	$95 million
Jody Hrazanek	4	$1.97 billion	0	$0	0		$0	N/A	N/A	N/A

*

Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4).	OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David Friar	X
Jody Hrazanek	X

Intech

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, a team of investment professionals, consisting of Dr. Adrian Banner and Dr. Vassilios Papathanakos, works together to implement the mathematical portfolio management process.

Adrian Banner, Ph.D., is chief executive officer and chief investment officer of Intech. Dr. Banner was named chief executive officer in November 2012 and concurrently is the firm’s chief investment officer, a position he has held since January 2012. Previously, Dr. Banner was co-chief investment officer beginning January 2009, senior investment officer from September 2007 to January 2009, and joined Intech in August 2002 as director of research. Since that time, Dr. Banner has been an integral part of the firm’s Princeton-based research team. Dr. Banner has extensive knowledge of Intech’s trading systems, optimization programs and research initiatives, both on an operational and theoretical basis. Dr. Banner supervises the implementation of the portfolio optimization, management, and trading processes. He conducts mathematical research on the investment process and reviews and recommends improvements. Dr. Banner earned his Ph.D. in mathematics from Princeton University and his M.Sc. and B.Sc., also in mathematics, from the University of New South Wales, Australia.

Vassilios Papathanakos, Ph.D., is executive vice president and deputy chief investment officer of Intech. He was named executive vice president in January 2014 and deputy chief investment officer in November 2012. Prior to that, he was the firm’s director of research since July 2007, and joined Intech in October 2006 as associate director of research. Dr. Papathanakos is jointly responsible, with Dr. Banner, for the day-to-day implementation of Intech’s investment process and trading operations. Dr. Papathanakos received his Ph.D. in Physics from Princeton University in November 2006 and earned a B.S. in Physics from the University of Ioannina, Greece, in July 2001. Dr. Papathanakos has also accumulated a long teaching experience, instructing courses in all undergraduate and graduate levels, assisting in the development of new courses and coaching new teaching assistants.

No one person of the investment team is primarily responsible for implementing the investment strategy of the portion of the Nuveen Core Equity Alpha Fund allocated to Intech.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to managing the Equity Portfolio, Dr. Banner is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2018, unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company	8	$3,188,492,844
Other Pooled Investment*	39	$8,302,638,228
Other Accounts**	117	$32,867,875,430

In addition to managing the Equity Portfolio, Dr. Papathanakos is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2018, unless otherwise indicated:

Type of Account Managed	Number of Accounts	Assets
Registered Investment Company	8	$3,188,492,844
Other Pooled Investment*	39	$8,302,638,228
Other Accounts**	117	$32,867,875,430

*	5 of the accounts included in the total, consisting of $3,174,140,640 of the total assets in the category, have performance-based advisory fees.
**	33 of the accounts included in the total, consisting of $12,876,707,859 of the total assets in the category, have performance-based advisory fees.

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, a portfolio manager who manages multiple accounts is presented with the following potential conflicts:

•

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Intech believes its mathematical investment process and the procedures it has in place are reasonably designed to mitigate these potential conflicts and risks. Specifically, Intech’s mathematical investment process significantly removes investment discretion.

•

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. For Intech, all allocations are based on computer-generated target weightings and trades occur simultaneously for all accounts on a rotating basis. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. In the event that an aggregated order is not completely filled, executed shares are allocated to participating client accounts in proportion to the order.

•

Intech has an established procedure for the selection, approval, management and annual review of broker relationships. Intech gives primary consideration to obtaining the most favorable price and efficient execution. Intech may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in Intech’s opinion, to do so would further the goal of obtaining the best available execution. Intech does not participate in soft dollar or directed brokerage commission arrangements and will not accept directed brokerage instructions. Intech has a policy of paying commissions for execution services only and does not purchase research or other services from or through brokers using commissions.

•

The Fund is subject to different regulation from the other pooled investment vehicles and other accounts managed by the portfolio manager. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Intech’s mathematical investment process may result in situations in which some of its clients may sell securities when other clients purchase the same securities at or about the same time. In an attempt to reduce the likelihood of the orders matching up in the market and in an effort to maintain the confidentiality of Intech’s trading activities for purposes of improved execution, Intech isolates its sale orders from its purchase orders with different brokers handling each order.

Intech has adopted certain compliance procedures that are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio managers’ compensation is as follows:

Salary and Cash Bonus. With respect to Intech, as of December 31, 2018, the compensation structure of the investment personnel is determined by Intech and is summarized below.

For managing the Fund and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid and a cash bonus as determined by Intech, which is based on overall corporate performance and each individual’s contributions.

Long-Term Incentive Compensation. Investment personnel that are part owners of Intech, also receive compensation by virtue of their ownership interest in Intech. They may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with Janus Henderson’s Executive Income Deferral Program.

Item 8(a)(4).	OWNERSHIP OF JCE SECURITIES AS OF DECEMBER 31, 2018

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Dr. Banner	X
Dr. Papathanakos	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4) Change in registrant’s independent public accountant. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Core Equity Alpha Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 1, 2019

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 1, 2019